UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 15, 2005
                                                            ------------


                           CIRCUIT CITY STORES, INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                        (State or other jurisdiction of
                         incorporation or organization)

         001-05767                                           54-0493875
         ---------                                           ----------
        (Commission                                       (I.R.S. Employer
         File No.)                                       Identification No.)

                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (804) 527-4000
                                                           --------------

                                       N/A
      (Former name or former address, if changed since date of last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01       Entry into a Material Definitive Agreement.

     Effective July 15, 2005, Circuit City Stores, Inc. (the "Company") amended the terms of its revolving credit facility. In addition to other revisions, the amendments extend the maturity date of the facility to June 27, 2009 and revise the borrowing limits for the international and domestic segments.

     A copy of the Second Amendment to Amended and Restated Credit Agreement and to Security Agreement dated as of July 15, 2005 among the Company, as lead borrower for the Borrowers party thereto, the Lenders party thereto and Fleet Retail Group, LLC, as administrative agent and collateral agent, is attached as
Exhibit 10.1 to this report and is incorporated in this report by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Financial Statements and Exhibits.

       (c)      Exhibits.
                The following exhibit is filed as part of this report.

                10.1    Second   Amendment  to  Amended  and   Restated   Credit
                        Agreement and to Security Agreement dated as of July 15, 2005



                                    Signature

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            CIRCUIT CITY STORES, INC.



Date:  July 21, 2005             By:   /s/Philip J. Dunn
                                       ---------------------------------------
                                       Philip J. Dunn
                                       Senior Vice President, Treasurer,
                                       Corporate Controller and Chief
                                       Accounting Officer









                                  EXHIBIT LIST



Exhibit                 Description

10.1                    Second   Amendment  to  Amended  and   Restated   Credit
                        Agreement and to Security Agreement dated as of July 15, 2005*



* Portions of this exhibit have been omitted and filed separately with the SEC pursuant to the Company's application for confidential treatment of the omitted information pursuant to Rule 24b-2 of the Exchange Act.